UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2011 (April 29, 2011)

ANTS SOFTWARE INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-16299	13-3054685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

71 Stevenson St., Suite 400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 931-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On April 29, 2011, the registrant entered into an Exchange Agreement with Manchester Securities Corp., a New York corporation having an address at 712 Fifth Avenue, New York, NY 10019 (“Manchester”), pursuant to which, in exchange for the surrender and cancellation of an outstanding note held by Manchester, and claims for certain unpaid amounts thereunder, the registrant issued to Manchester an Exchange Note in the aggregate original principal face amount of $794,857.98. The Exchange note has a maturity of January 31, 2013.

Also on April 29, 2011 the registrant entered into a Consent Agreement with JGB Capital LP, JGB Capital Offshore Ltd., SAMC LLC, JGB Management Inc., and Manchester pursuant to which those entities waived certain rights and covenants contained in a Note Purchase Agreement and a Warrant Purchase Agreement with such entities pursuant to the transaction disclosed on Form 8-K filed by the registrant on March 4, 2011, to enable the transactions contemplated by the Exchange Agreement, including waiver of a prohibition on incurring additional indebtedness, and provisions under which issuance of such Exchange Note would constitute a default thereunder, a breach thereof, any anti-dilution adjustment thereunder, or any other similar adverse result for the Company.

Also on April 29, 2011, the registrant entered into Escrow Release Agreements with each of Manchester, and JGB Management Inc., a New York corporation, as agent for the JGB Holders, as defined therein. In connection with the Note Purchase Agreement referred to above (and as disclosed in the registrant’s Form 8-K dated March 4, 2011), the JGB Holders and Manchester each placed $3,125,000 into separate escrow accounts with Wells Fargo Bank, N.A. in connection with the purchase of an aggregate of $8,400,000 of secured notes (the “Notes”). Pursuant to the Escrow Release Agreements, $3,125,000 was released from escrow to Manchester and $3,125,000 was released from escrow to the JGB Holders. In connection with the release of such funds from escrow, the aggregate principal amount of the Notes was reduced from $8,400,000 to $2,150,000. All funds released from escrow were done in partial repayment of the principal amount of notes owed to such entities.

Except as set forth herein no other changes were made to the transaction disclosed on Form 8-K filed by the registrant on March 4, 2011.

The Exchange Note was guaranteed by the registrant’s subsidiary Inventa Technologies, Inc. under a Guaranty dated April 27, 2011.

Item 9.01         Financial Statements and Exhibits.

(d)             The following Transaction documents are attached hereto:

(10.1)               Exchange Agreement dated as of April 27, 2011, between ANTs software, inc. and Manchester Securities Corp.

(10.2)               Note made by registrant in favor of Manchester Securities Corp. due January 31, 2013 in initial principal face amount of $794,857.98.

(10.3)               Consent Agreement entered into as of April 27, 2011, by and among ANTs software inc., JGB Capital LP, JGB Capital Offshore Ltd., SAMC LLC, JGB Management Inc. and Manchester Securities Corp.

(10.4)               Escrow Release Agreement, dated as of April 27, 2011 by and among Manchester Securities Corp., ANTs Software Inc, and Wells Fargo Bank.

(10.5)               Escrow Release Agreement, dated as of April 27, 2011 by and among JGB Management Inc. on behalf of the JGB Holders, ANTs Software Inc, and Wells Fargo Bank.

(10.6)               Guaranty dated as of April 27, 2011, made by Inventa Technologies, Inc. in favor of Manchester Securities Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTs software inc.

Date: April 29, 2011	By:	/s/ Dave Buckel
Dave Buckel,
Chief Financial Officer